KeyCorp Credit Suisse Financial Services Forum February 11, 2015 Don Kimble Chief Financial Officer Exhibit 99.1 Dennis Devine Co-President, Key Community Bank

FORWARD-LOOKING STATEMENTS AND ADDITIONAL
INFORMATION DISCLOSURE

This presentation contains forward-looking statements, including statements about our financial condition, results of operations, asset quality trends, capital levels and profitability. Forward-looking statements can often be identified by words such as “outlook,” “goal,” “objective,” “plan,” “expect,”
“anticipate,” “assume,” “intend,” “project,” “believe,” or “estimate.” Forward-looking statements represent management’s current expectations and forecasts regarding future events. If underlying assumptions prove to be inaccurate or unknown risks or uncertainties arise, actual results could vary materially from these projections or expectations.
Risks and uncertainties include but are not limited to: (1) deterioration of commercial real estate market fundamentals; (2) declining asset prices; (3)
adverse changes in credit quality trends; (4) changes in local, regional and international business, economic or political conditions; (5) the extensive and increasing regulation of the U.S. financial services industry; (6) increasing capital and liquidity standards under applicable regulatory rules; (7)
unanticipated changes in our liquidity position, including but not limited to, changes in the cost of liquidity, our ability to enter the financial markets and to secure alternative funding sources; (8) our ability to receive dividends from our subsidiary, KeyBank; (9) downgrades in our credit ratings or those of
KeyBank; (10) operational or risk management failures by us or critical third-parties; (11) breaches of security or failures of our technology systems due to technological or other factors and cybersecurity threats; (12) adverse judicial proceedings; (13) the occurrence of natural or man-made disasters or conflicts or terrorist attacks; (14) a reversal of the U.S. economic recovery due to economic, political or other shocks; (15) our ability to anticipate interest rate changes and manage interest rate risk; (16) deterioration of economic conditions in the geographic regions where we operate;
(17) the soundness of other financial institutions; (18) our ability to attract and retain talented executives and employees, to effectively sell additional products or services to new or existing customers, and to manage our reputational risks; (19) our ability to timely and effectively implement our strategic initiatives; (20) increased competitive pressure due to industry consolidation; (21) unanticipated adverse effects of acquisitions and dispositions of assets or businesses; and (22) our ability to develop and effectively use the quantitative models we rely upon in our business planning.
We provide greater detail regarding these factors in our 2013 Form 10-K and subsequent filings, which are available online at www.key.com/ir and
www.sec.gov. Forward-looking statements speak only as of the date they are made and Key does not undertake any obligation to update the forward-
looking statements to reflect new information or future events.
This presentation also includes certain Non-GAAP financial measures related to “tangible common equity,” “Tier 1 common equity,” “pre-provision net revenue,” and “cash efficiency ratio.” Management believes these ratios may assist investors, analysts and regulators in analyzing Key’s financials.
Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the Appendix to this presentation and to page 99 of our 2013 Form 10-K.

2014 Highlights
2014 shareholder payout of 82%
(a)
Repurchased $496 MM of common shares in
2014
(a)
Increased quarterly common share dividend by
18% during 2014
Maintaining peer-leading capital position
EPS up 12%; generated positive operating leverage
Total average loans up 5% from prior year
Noninterest income up 2% with positive trends in
several fee-based businesses
Expenses well-controlled, down 2% from prior year
Positive
Operating
Leverage
Strong Risk
Management
Disciplined
Capital
Management
Note: Graphs not to scale
Average Loans ($)
Net Charge-offs ($)
Asset quality remains strong, with NCOs below
targeted range
New business originations are higher quality than
overall book
Remaining disciplined with structure and
relationship focus
2013 2014
Down 33%
Total up 5% CF&A up 11%
2013 2014 2013 2014
Our relationship strategy has translated into measurable results
20 bps
32 bps
NCOs to average loans

Tier 1 Common Equity (b)
11.2%
12/31/14
(a) Shareholder payout defined as repurchase of common shares and cash dividends paid as a percentage of net income attributable to Key; shareholder payout and common share repurchase amounts include repurchases to offset issuances of common shares under our employee compensation plans
(b) 12-31-14 ratio is estimated
11.2%
12/31/13

Pacific Crest
SECURITIES

Introducing the KeyBank Hassle-Free Account.
KeyBank

Driving Positive Operating Leverage
Executing action plans across our organization to improve efficiency
Revenue Growth Expense Savings
Acquiring and expanding relationships to grow revenue in our businesses
• New vertical and expertise: technology
• New product launches: Hassle-Free, purchase card,
prepaid card
• Adding bankers
• Enhanced sales management process
Retail
sales / FTE / day
21%
Improving Productivity
Strengthening Products and Capabilities
Corporate Bank
expanded
relationships
8%
Continuous improvement efforts enable identification and
execution of expense savings
Occupancy
Right-sizing
Operational Efficiencies
• Optimizing branch count: continued net reduction
• Reducing non-branch square footage:
plans to reduce 15% of non-branch
square footage by 2016
• FTE remixing: support, sales and service
• Business realignment: exit of Victory and international
leasing, reduction of fixed income trading platform
• Lean Six Sigma: end-to-end process improvements
Total FTE:
6%

2013 2014 2013 2014
Notes:  Graphs not to scale
Retail sales / FTE / day excludes Key Investment Services and mortgage
2013 2014

1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

Maintaining a Moderate Risk Profile
Enterprise-wide risk management approach drives quality
Targeted, Relationship-based Approach
Strong Asset Quality
• Target specific segments and sectors where we
have expertise
• Execute rigorous and disciplined sales approach
• Clearly defined and well understood risk appetite
and tolerances
• Risk management principles applied actively
Key
Peer median (a)
(a) Source: SNL; Peers include BBT, CMA, FITB, FHN, HBAN, MTB, PBCT, PNC, RF, STI, USB and ZION
Over the past 17 quarters,
Key has been lower than
peer median
Key NPAs
NPAs  down
41% from 4Q12
Peer Median (a) NPAs, % of period-end assets
Key NPAs, % of period-end assets
$ in millions
Nonperforming Assets
Net Charge-offs to Average Loans
0.0%
1.0%
2.0%
3.0%
4.0%
$735
$531
$436
0.00%
0.50%
1.00%
1.50%
$0
$200
$400
$600
$800
4Q12 4Q13 4Q14

• Quarterly common share dividend: increased 18% in
2Q14
Disciplined Capital Management
Strong Capital Position Peer-leading Return
Capital
Priorities
Organic
Growth
Dividends
Share
Repurchases
Opportunistic
Growth
Disciplined in how we manage, invest, deploy and return our strong capital position
(a) Non-GAAP measure: 12-31-14 ratio is estimated; see slides 33-34 for reconciliations
(b) Shareholder payout defined as repurchase of common shares and cash dividends paid as a percentage of net income attributable to Key; shareholder payout and common share repurchase amounts include repurchases to offset issuances of common shares under our employee compensation plans; peer group payout ratio calculations and estimations based upon 2013 and 2014 CCAR submissions and generally available industry data
10.7% under Basel III Regulatory Capital Rules
2014 payout of 82%: estimated to be among the highest in our peer group for the second consecutive year
Tier 1 Common Equity (a)
Book Value per Share
Shareholder Payout (b)
Up
10%
from
4Q12

$.055
$.065
1Q14 2Q14
• Share repurchases: repurchased $496 MM shares in 2014
$485 MM
$496 MM
2013 2014
11.36% 11.22% 11.18%
4Q12 4Q13 4Q14
$10.78
$11.25
$11.91
4Q12 4Q13 4Q14

Outlook and Expectations
Average Loans
Mid-single digit growth vs. FY 2013 • Mid-single digit growth vs. FY 2014
Net Interest Income
Relatively stable from 2013, with slight
downward pressure from competitive
environment
• Up low-to-mid single digit percentage vs. FY 2014 (low
single-digits without the benefit of higher rates)
• NIM stable-to-slightly higher later in the year
Noninterest Income
Low single-digit growth compared to
prior year
• Mid-single digit growth compared to 2014, including full
year impact of Pacific Crest
Expense
Low to mid-single digit percentage
decline from 2013
• Relatively stable with 2014
Efficiency /
Productivity
Positive operating leverage • Positive operating leverage
Asset Quality
Net charge-offs to average loans
below targeted range of  40 – 60 bps
• Net charge-offs to average loans below targeted range
of 40 – 60 bps
• Provision expected to approximate net charge-offs
Capital
Disciplined execution of 2014 capital
plan, including dividends and share
repurchases
• Disciplined management of capital including dividends
and share repurchases

Guidance ranges: relatively stable: +/- 2%; low single-digit: <5%; mid-single digit: 4% - 6%; low double-digit: 10% - 13%
FY 2014 FY 2015

A local relationship bank serving retail, private banking and business clients
Key’s Community Bank Franchise
Key Community Bank
Key 2014 Revenue Business Description
Provides deposit, investment,
and loan products to clients
through our ~1,000 branches
and 1,200+ ATMs spanning
12 states
Offers financial, estate and
retirement planning, asset
management, and trust
capabilities to support
banking, insurance, charitable
giving, and other needs
Offers deposit, investment,
commercial lending, cash
management, equipment
finance, employee benefit
programs, and access to
capital markets
Retail and
Business
Banking
Private
Banking
Commercial
Banking
Community Bank
Other
Corporate Bank
• Individuals and
families
• Small businesses
(client revenue
< $10 MM)
• High net worth
individuals and
families
• Business
relationships
• Businesses with
client revenue of
approx. $10 MM
to  $500 MM
Clients

54%
40%
6%

Leveraging our Model and Geographic Diversity
Local leadership and local delivery
Consistent client experience and relationship strategy
Consistent sales management process
Western Markets
Eastern Markets
Foundational to Strategy and Delivery
• Deposits: $16 B
• Branches: 382
• Demographic: younger with high growth potential
• Strong consumer lending
• Healthcare, technology and consumer/retail industry expertise supports high growth markets
• Deposits: $31 B
• Branches: 612
• Demographic: mature population with established wealth
• Strong wealth management presence
• Industrial/manufacturing and healthcare expertise aligns with market opportunity
Notes:  Deposits and branch count as of 4Q14
Delivering a consistent strategy across our franchise while also leveraging market-
specific opportunities
Collaboration to deliver all of Key
Growth orientation
Moderate risk appetite

Denotes MSA’s with greater than $3B in market deposits, branches capped at $250MM and Key has a Top 5 market share (i.e., Akron, Albany,
Anchorage, Boise, Buffalo, Burlington, Canton, Cleveland, Dayton, Denver, Portland (ME), Salt Lake City, Seattle, South Bend, Syracuse and
Toledo); source: FDIC Summary of Deposits Annual Survey, June 30, 2014

Community Bank: Retail Priorities

Acquiring and expanding relationships
with a compelling value proposition
Optimizing channels and
investing in our digital future
Driving Positive Operating Leverage
I
II
III

Driving Positive Operating Leverage

Improving productivity and efficiency
Delivering a Consistent, Productive and Efficient Model Across the Franchise
Channel optimization
(branches and digital)
Enhanced playbooks
and relationship
review guides
New coaching
structure and
expectations
Investment in and
alignment of
Licensed RM resources
Active performance
management
Reorganization and
realignment
Positive Momentum
23 districts     9
Staffing Mix
Retail FTE
December ’12 – ‘14
Sales Productivity
Retail sales/FTE/Day
Core Deposits per Branch Consumer Loans per Branch
Total,
(17)%
Client-facing,
+16%
Notes:  Sales productivity excludes Key Investment Services and mortgage
Deposit and loan figures represent Key’s consumer segment; core deposits exclude CDs
(1,233)
+391
4Q12 4Q13 4Q14
4Q12 4Q13 4Q14 2012 2013 2014
Utilizing  Lean Six
Sigma
Goals and staffing
tied to market
opportunity
Higher
differentiation for
performance
2014 up 40%
from 2012
4Q14 up 15%
from 4Q12
4Q14 up 19%
from 4Q12

Hassle-Free Checking
•
•
Key Investment Services
•

Acquiring and Expanding Relationships
Well-designed and delivered products build engaged client relationships
What We Provide Recent  Investments and New Products
Expanding
Relationships
Credit Card
•
•
Credit card penetration:
to 19%, from
15% in 1Q13
Clients with a full relationship have higher
revenue and a lower attrition rate
# of Needs Fulfilled (Checking, Savings, Borrowing)
Checking
Savings/
Investments
Borrowing
1
2
3
Targeting full relationship potential with
three primary client needs
Avg. annual revenue per client
Avg. attrition rate
Client revenue
3x higher
1.8x
Growth in new
checking accounts
4Q14 vs. 4Q13
II
Ease
Value
Expertise
29%
higher than
the industry
standard (a)
Investment
revenue per $ of
retail deposits
(a)
1 2 3
Early results: solid demand and sales volume with new,
high-quality clients
Drives client acquisition, opportunity for expansion
Strengthens core payments relationship offering
Strong sales growth
Investment in people and sales tools, including a new
book management system and retirement planning
platform
Source: Bank Insurance & Securities Association (BISA) Quarterly Productivity and Performance Report; data represents trailing twelve months as of 3Q14;
retail deposits exclude public funds

Optimizing Channels
Multi-channel delivery, with investment in digital channels and redefined support of branches, aligns with changing client preferences
Direct, positive impact
•
•
Realigning Physical Network
Consolidating branches, aligned with changing
client behavior and market dynamics
Changing Client Behavior
Branch count
down 9% from
4Q12
Online and mobile transactions now exceed branch
transactions by 2x
Branch transactions
Online/mobile transactions
4 yr. CAGR: +12%
4 yr. CAGR: (3)%
• Mobile payments
• Online targeting and sales
• Account opening tools
• Rewards platform
• Financial analytics
• Alerts and notifications
• Enhanced security and
interface
Branches Remain
Important to Clients
Investments Have Shifted
to Digital Channels
Providing real-time solutions
III
Multi-channel Offering
2010 2011 2012 2013 2014
1,088
1,028
994
4Q12 4Q13 4Q14
Deepen personal and
commercial client
relationships across our
franchise
#1 sales generator

Community Bank: Focused Forward

Acquiring and expanding relationships
with a compelling value proposition
Optimizing channels and
investing in our digital future
Driving Positive Operating Leverage
Expenses well-controlled:
down 6% from 2012
Core deposits:
up 10% from 2012
Online and mobile
originations:
up 43% from 2012
Revenue per FTE:
up 10% from 2012
Notes:
New client acquisition:
up 37% from 2012
I
II
III
Branches
Digital
(58)%
93%
Investments:
2014 vs. 2012
2012 2013 2014
2012 2013 2014
2012 2013 2014
2012 2013 2014
2012 2013 2014
Revenue, expense and deposit figures represent Key’s consumer segment; expense excludes overhead; core deposits exclude CDs New client growth defined as consumer new households and excludes in-organic growth from the acquisition of HSBC branches in Western New York Branch investment includes expansion, remodels, ATMs, maintenance and security; digital investment includes planning, design and building costs Online and mobile originations include new account openings of loan and deposit products

Appendix 15

Cross-business collaboration provides additional opportunities across the franchise
Business Model: Aligned and Targeted
Traditional Bank Products Capital Markets Capabilities
Deposits & payments Loans
Equipment
finance
Derivatives & foreign
exchange
Equity research
M&A /
financial sponsors /
leveraged finance
Investment grade &
high-yield debt
Loan syndications Public finance
$3 $50 $1,500 $2,000
Commercial client revenue size ($ MM)
$25 $100 $250 $500
Community Bank
Corporate Bank
Consumer          Energy          Healthcare         Industrial Public Sector         Real Estate        Technology
Targeted industries

Local delivery of broad product set and industry expertise
Differentiated platform with depth and maturity
Competitive advantage
Equity capital markets
Wealth management &
private banking
Commercial mortgage
banking

Progress on Targets for Success
(a)
(b)
(c)

Balance Sheet
Efficiency
Moderate Risk
Profile
High Quality,
Diverse
Revenue Streams
Positive
Operating
Leverage
Disciplined
Capital
Management
Metrics
(a)
4Q14 3Q14 Targets
Loan to deposit ratio
(b)
NCOs to average loans
Provision to average loans
Net interest margin
Noninterest income to total revenue
Cash efficiency ratio
(c)
Return on average assets
85% 87%
.22% .22%
64.4% 69.5%
1.12% .92%
.15% .15%
2.94% 2.96%
45% 42%
90% -100%
40 - 60 bps
LT: > 3.50%
LT: < 60%
1.00% -1.25%
> 40%
Excludes intangible asset amortization; non-GAAP measure: see slides 33-34 for reconciliation
Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits (excluding deposits in foreign office)
Continuing operations, unless otherwise noted

Financial Highlights
TE = Taxable equivalent, EOP = End of Period
(a) From continuing operations
(b) Year-over-year average balance growth
(c)  From consolidated operations
(d) 12-31-14 ratios are estimated
(e) Non-GAAP measure: see slides 33-34 for reconciliation
Balance
Sheet
Growth (a), (b)
Capital (c)
Asset
Quality (a)
Financial
Performance (a)
EPS – assuming dilution $ .28 $ .23 $  .27 $  .26 $  .26
Cash efficiency ratio (e) 64.4% 69.5% 65.8% 64.9% 67.4%
excl. efficiency and pension charges 63.4 66.0 63.4 63.9 65.1
Net interest margin (TE) 2.94 2.96 2.98 3.00 3.01
Return on average total assets 1.12 .92 1.14 1.13 1.08
Total loans and leases 5% 5% 6% 4% 3%
CF&A loans 12 11 13 9 8
Deposits (excl. foreign deposits) 2 4 2 4 8
Tier 1 common equity (d), (e) 11.2% 11.3% 11.3% 11.3% 11.2%
Tier 1 risk-based capital (d) 11.9 12.0 12.0 12.0 12.0
Tangible common equity to tangible assets (e) 9.9 10.3 10.2 10.1 9.8
NCOs to average loans .22% .22% .22% .15% .27%
NPLs to EOP portfolio loans .73 .71 .71 .81 .93
Allowance for loan losses to EOP loans 1.38 1.43 1.46 1.50 1.56
Metrics 4Q14 3Q14 2Q14 1Q14 4Q13

CF&A loans up 12%
$27.2
$24.2
$28.0
$21.0
$14.0
$7.0
$0.0
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

Total loans up 5%
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

Average total loans up 5% in 4Q14 from prior year,
driven by CF&A up 12%
Achieved guidance with FY 2014 average loan
balances up 5%
– Both commercial and consumer loans up
Total commitments continue to grow with
utilization relatively stable
High quality new loan originations: consistent with
moderate risk profile
Loan Growth
$ in billions
Highlights Average Commercial, Financial & Agricultural Loans
Average Loans
Exit Portfolios Home Equity & Other Total Commercial
$ in billions
$56.5
$53.6

.80%
.60%
.40%
.20%
.00%
.53%
.51%
.20%
.15%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
Transaction balances up 4%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

Improving Deposit Mix
Highlights Funding Cost
Funding cost continues to improve
Transaction deposit balances up 4% from 4Q13
Deposit growth from prior year (+2%) reflects
inflows from commercial clients as well as
commercial mortgage servicing
Large commercial client inflows drove balances 2%
higher than 3Q14
Average Deposits
(a)
$ in billions
(a) Excludes deposits in foreign office
Cost of total deposits (a)
Interest-bearing liability cost
CDs and other time deposits Savings Noninterest-bearing NOW and MMDA
$69.1
$67.8
Note: Transaction deposits include noninterest-bearing, as well as NOW and MMDA

Net Interest Income and Margin
TE = Taxable equivalent
Highlights
Net Interest Income & Net Interest Margin Trend (TE)
Net interest income relatively stable with prior year,
as loan growth and a more favorable mix of lower-
cost deposits mostly offset lower earning asset
yields
Modest growth from prior quarter (up 1%) driven by
higher earning asset levels and loan fees, which
more than offset lower earning asset yields
Maintaining moderate asset sensitive position
– Naturally asset sensitive balance sheet flows:
approximately 70% of loans variable rate
– High quality investment portfolio with average
life of 3.6 years
– Flexibility to quickly adjust interest rate risk
position
NIM Change (bps):
vs.  3Q14
Higher levels of liquidity (.03)
Lower earning asset yields (.03)
Growth in commercial loans & HFS .04
Total Change (.02)
Net interest income (TE)
NIM (TE)
$ in millions; continuing operations
$589
$588
3.01%
2.94%
2.00%
2.50%
3.00%
3.50%
4.00%
$500
$540
$580
$620
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

Interest Rate Risk Management
Naturally Asset Sensitive Balance Sheet
Actively Managing Rate Risk
• High quality
• Fixed rate agency MBS and CMOs
• Average maturity: 3.6 years
• GNMAs total 42% of total portfolio
• Reinvesting cash flows into GNMAs
Size of swap
portfolio
Modeled asset
sensitivity
Flexibility to Adjust Rate
Sensitivity with Swaps
Loan Portfolio
Variable:
69%
Fixed:
31%
Deposits
(a)
Flexibility to adjust rate sensitivity for changes in balance sheet growth/mix as well as interest rate outlook
Debt
hedges
A/LM
hedges
Investment Portfolio
Noninterest-
bearing: 38%
Interest-
bearing, non-
time: 54%
CDs:
8%
• Maintaining moderate asset sensitive position of ~3% (b)
- Assumes 200 basis point increase in short-term rates over a
12-month period
• Utilize swaps for debt hedging and asset liability management
- Fairly even pace of A/LM swap maturities
4Q14
$18 B
Balance sheet has relatively short duration and is
more impacted by the short-end of the curve

Actively managing a naturally asset sensitive balance sheet
(a) Excludes deposits in foreign office
(b) Preliminary estimate
4Q14 4Q14
AFS: $13 B
HTM: $5 B
$10
$17
$5
$5
~3%
0%
~8%
$5
4Q14
$15 B
Swaps
($ in B)
12/31/14
Notional Amt.
Wtd. Avg.
Maturity (Yrs.)
Receive
Rate
Pay
Rate
A/L Management $     9.7 1.8 .8% .2%
Debt 5.2 3.9 2.3 .2
$  14.9 1.3% .2%

Noninterest Income
TE = Taxable equivalent
Highlights Noninterest Income
Noninterest income up 8% from prior year and up
18% from prior quarter, benefitting from:
– Momentum in core businesses
– Record quarter and year for investment
banking and debt placement fees
– Strategic investments in fee-based
businesses
Full year noninterest income grew 2% from 2013,
driven by core businesses, including investment
banking and debt placement
4Q14 Noninterest Income Diversity
$ in millions; continuing operations
(a) Other includes corporate-owned life insurance, principal investing, etc.
Leveraged lease termination gains
$490
$453
(a)
Investment Banking & Debt Placement: Record Qtr.
$ in millions; continuing operations
Investment Banking & Debt Placement Fees:
Trailing Twelve Months
$0
$100
$200
$300
$400
23%
26%
13%
9%
11%
2%
3%
13%
Trust & Investment Services
Investment Banking & Debt Placement
Deposit Service Charges
Cards & Payments
Corporate Services
Mortgage Fees
Operating Lease Income
Other
$150
$225
$300
$375
$450
$525
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
$397

Focused Expense Management
Noninterest Expense
$ in millions
Highlights
$704
4Q14 Expense Detail
$712
4Q expenses down 1% from prior year, with benefit
from continuous improvement efforts and lower
efficiency charges offsetting growth related to
Pacific Crest acquisition
Expenses down 2% from 2013, achieving full year
guidance and driving positive operating leverage in
2014
Cash efficiency ratio improved to 64% in 4Q14, or
63% excluding pension and efficiency charges
Efficiency charges:
Pension charges:
$15 $37 $16 $22 $10
$2
$25
$24
$ in millions
$704
$15
$20
Pension settlement
Efficiency charges
All remaining expense
Pacific Crest
$712
$704
(a) Non-GAAP measure: see slides 33-34 for reconciliation
(b) Excludes one-time gains of $54 million related to the redemption of trust preferred securities
Cash Efficiency Ratio
(a)
Efficiency and pension charges, as a
% of revenue:
1.5%
1.5% 3.6% 3.9%
2.3%
1.0%
2.3%
3.5%
(b)
.8%
$8
$3
1.0%
$400
$500
$600
$700
$800
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
$520
$545
$570
$595
$620
$645
$670
$695
$720
4Q13 3Q14 4Q14
688
22
2
663
15
20
6
676
3
17
8
60%
65%
70%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Cash efficiency ratio,
excluding efficiency
and pension charges

Efficiency Ratio: Driving to 60% and Below
Business plans and macroeconomic environment provide path to an efficiency ratio below 60%
Cash Efficiency Ratio
(a)
Outlook
(a) Non-GAAP measure: see slides 33-34for reconciliation
(b) Assumes implied forward curve
2-3 year outlook: 60%
Long-term, committed to moving below 60%
(b)
50%
55%
60%
65%
70%
4Q14 Business Growth,               Expense Savings
Net of Investments
Rising Rate Benefit
Long-term Target: <60%

Average Total Investment Securities Highlights
Average AFS securities
$ in billions
High Quality Investment Portfolio
Portfolio composed primarily of GNMA and GSE-
backed MBS and CMOs
Currently reinvesting cash flows into GNMA
securities in preparation for upcoming
regulatory liquidity requirements
– 42% of total portfolio was GNMA at
12/31/14
Period-end growth of $1.1 billion from 9/30/2014;
driven by liquidity management strategy and
LCR positioning
Securities cash flows of $.9 billion in both 4Q14
and 3Q14
Average portfolio life at 12/31/14 of 3.6 years,
unchanged from 9/30/14
Securities to Total Assets
(b)
(a)  Yield is calculated on the basis of amortized cost
(b)  Includes end of period held-to-maturity and available-for-sale securities
Average yield (a)
Average HTM securities
$17.2
2.25%
$17.1
2.12%
.00%
1.00%
2.00%
3.00%
4.00%
5.00%
$0.0
$5.0
$10.0
$15.0
$20.0
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
18%
20%
10%
14%
18%
22%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

$60
$40
$20
$0
.60%
.40%
.20%
.00%
NCOs decreased by 14%
$37
.27%
$19
$32
$22
.22%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

$1,000
$900
$800
$700
$600
210%
185%
160%
135%
110%
$848
167%
190%
$794
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

$800
$600
$400
$200
$0
1.60%
1.20%
0.80%
0.40%
NPAs decreased by 18%
.93%
.73%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

Nonperforming Assets
Net Charge-offs & Provision for Loan and Lease Losses
NPLs
NPLs to period-end loans
NCOs Provision for loan and
lease losses
NCOs to average loans
$ in millions
$ in millions
NPLs held for sale,
OREO & other NPAs
Continued Improvement in Asset Quality
Highlights
Net loan charge-offs decreased 14% from 4Q13 to
$32 MM, or 22 bps of average loans
Total gross charge-offs down 26% from 4Q13 and
flat with 3Q14
Nonperforming assets down 18% from prior year
Allowance for Loan and Lease Losses
Allowance for loan and
lease losses to NPLs
Allowance for loan
and lease losses
$ in millions
$531
$436

Asset Quality Trends
Quarterly Change in Criticized Outstandings
(a)
Delinquencies to Period-end Total Loans
(a) Loan and lease outstandings
(b) From continuing operations
Metric
(b)
4Q14 3Q14 2Q14 1Q14 4Q13
Delinquencies to EOP total loans: 30-89 days .41% .61% .49% .48% .58%
Delinquencies to EOP total loans: 90+ days .17 .13 .15 .16 .13
NPLs to EOP portfolio loans .73 .71 .71 .81 .93
NPAs to EOP portfolio loans + OREO + Other NPAs .76 .74 .74 .85 .97
Allowance for loan losses to period-end loans 1.38 1.43 1.46 1.50 1.56
Allowance for loan losses to NPLs 190.0 200.5 205.6 185.7 166.9
Continuing operations Continuing operations
.00%
.25%
.50%
.75%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
.58%
.41%
.13%
.17%
90+ days delinquent 30 – 89 days delinquent
(11)%
(3)%
(12)%
(10)%
(8)%
(6)%
(4)%
(2)%
0%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

Credit Quality by Portfolio
Credit Quality
$ in millions

N/M = Not meaningful
(a)    12-31-14 ending loan balance includes $88 million of commercial credit card balances; 12-31-14 average loan balance includes $90 million of assets from commercial credit cards
(b)
Net loan charge-off amounts are annualized in calculation
(c)
12-31-14 NPL amount excludes $13 million of purchased credit impaired loans
(d)
12-31-14 allowance by portfolio is estimated
(e)
12-31-14 ending loan balance includes purchased loans of $138 million, of which $13 million were purchased credit impaired
Period-
end loans
Average
loans
Net loan
charge-
offs
Net loan
charge-offs (b) /
average loans
(%)
Nonperforming
loans (c)
Ending
allowance (d)
Allowance /
period-end
loans (d)   (%)
Allowance /
NPLs
(%)
12/31/14 4Q14 4Q14 4Q14 12/31/14 12/31/14 12/31/14 12/31/14
Commercial, financial and agricultural (a) $ 27,982 $ 27,188 $ 4 .06 $ 59 $ 391 1.40 662.71
Commercial real estate:
Commercial Mortgage 8,047 8,161 3 .15 34 148 1.84 435.29
Construction 1,100 1,077 - - 13 28 2.55 215.38
Commercial lease financing 4,252 4,119 2 .19 18 56 1.32 311.11
Real estate – residential mortgage 2,225 2,223 3 .54 79 23 1.03 29.11
Home equity 10,633 10,639 6 .22 195 71 .67 36.41
Credit cards 754 728 7 3.81 2 33 4.38 N/M
Consumer other – Key Community Bank 1,560 1,552 5 1.28 2 22 1.41 N/M
Consumer other – Exit Portfolio 828 854 2 .93 16 22 2.66 137.50
Continuing total (e) $ 57,381 $ 56,541 $ 32 .22 $ 418 $ 794 1.38 189.95
Discontinued operations 2,295 2,328 8 4.85 20 29 1.26 145.00
Consolidated total $ 59,676 $ 58,869 $ 40 .28 $ 438 $ 823 1.38 187.90

Oil & Gas
Longstanding history, expertise and relationships

Strong Portfolio Characteristics
>10 years of experience in energy lending with >20
specialists dedicated to oil & gas
Focused on middle market companies, aligned with our
relationship strategy
Portfolio regularly stress tested
Primarily secured by proven reserves
Total Loans Outstanding, 12/31/14
>40% of clients’ 2015 production is hedged
Relationships contribute to noninterest income; ~5% of FY14
investment banking and debt placement fees
Solid credit quality, with net charge-offs lower than overall portfolio
Allowance reflects estimated impact of current oil prices
Oil & Gas: 2%
Other: 98%
Oil & Gas Outstanding Balances, 12/31/14
Oilfield Services
Upstream: 67%,
$0.7 B
Midstream: 24%,
$0.3 B
Downstream: 9%,
$0.1 B
$0.1 B
Oil & Gas
$1.1 B

Vintage (% of Loans)
Loan
Balances
Average Loan
Size ($)
Average
FICO
Average
LTV
(a)
% of
Loans
LTV>90%
2012 and
later 2011 2010 2009
2008 and
prior
Loans and lines
First lien $ 6,178 $ 66,174 772 67% .6% 51% 5% 3% 3% 38%
Second lien 4,188 54,159 766 76 3.7 34 5 3 4 54
Community Bank $ 10,366 60,358 770 71 1.8 45 5 3 3 44
Exit portfolio 267 16,861 729 80 31.8 1 - - - 99
Total home equity portfolio $ 10,633
Nonaccrual loans and lines
First lien $ 116 $ 64,539 722 73% 1.0% 7% 4% 3% 6% 80%
Second lien 69 47,343 712 80 2.1 3 2 2 5 88
Community Bank $ 185 56,848 718 77 1.5 6 4 2 5 83
Exit portfolio 10 24,138 699 77 28.9 - - - - 100
Total home equity nonaccruals $ 195
Fourth quarter net charge-offs (NCOs)
Community Bank $ 6 4% - 3% 1% 92%
% of average loans .22%
Exit Portfolio - - - - - -
% of average loans -
(a) Average LTVs are at origination; current average LTVs for Community Bank total home equity loans and lines is approximately 70%, which compares to
71% at the end of the third quarter of 2014
Home Equity Portfolio – 12/31/14
$ in millions, except average loan size
Home Equity Portfolio
Highlights
High quality portfolio
Community bank loans and lines: 97% of total portfolio; branch-
originated
– 60% first lien position
– Average FICO score of 770
– Average LTV at origination: 71%
$4.0 billion of the total portfolio are fixed rate loans that require principal and interest payments; $6.5 billion are lines
$1.5 billion in lines outstanding (14% of the total portfolio)
come to end of draw period in the next four years
– Proactive communication and client outreach initiated
near end of draw period

Balance Outstanding Change Net Loan Charge-offs
Balance on
Nonperforming Status
12-31-14 9-30-14
12-31-14 vs.
9-30-14
4Q14 (b) 3Q14 (b) 12-31-14 9-30-14
Residential properties – homebuilder $          10 $          11 $            (1) - $         1 $          9          $ 10
Marine and RV floor plan 7 7 - - - 5 5
Commercial lease financing (a) 967 1,046 (79) $          3 (1) 1 1
Total commercial loans 984 1,064 (80) 3 - 15 16
Home equity – Other 267 283 (16) - 1 10 10
Marine 779 828 (49) 3 2 15 16
RV and other consumer 54 57 (3) (1) 1 1 1
Total consumer loans 1,100 1,168 (68) 2 4 26 27
Total exit loans in loan portfolio 2,084 $     2,232 $        (148) $        5 $         4 $        41 $        43
Discontinued operations – education lending
business (not included in exit loans above)
$    2,295 $    2,375 $          (80) $        8 $         7 $        11 $          9
$ in millions; average balances
(a) Includes (1) the business aviation, commercial vehicle, office products, construction and industrial leases; (2) Canadian lease financing portfolios; (3) European lease financing portfolios; and (4) all remaining balances related to lease in, lease out; sale in, lease out; service contract leases; and qualified technological equipment leases.
(b) Credit amounts indicate recoveries exceeded charge-offs
$ in millions
Exit Loan Portfolio
Exit Loan Portfolio

$2,984
$2,147
$0
$1,000
$2,000
$3,000
$4,000
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

Three months ended
12-31-14 9-30-14 6-30-14 3-31-14 12-31-13
Tangible common equity to tangible assets at period end
Key shareholders’ equity (GAAP) $ 10,530 $ 10,486 $ 10,504 $ 10,403 $ 10,303
Less: Intangible assets
(a)
1,090 1,105 1,008 1,012 1,014
Preferred Stock, Series A (b) 282 282 282 282 282
Tangible common equity (non-GAAP)  $ 9,158 $ 9,099 $ 9,214 $ 9,109 $ 9,007
Total assets (GAAP) $ 93,821 $ 89,784 $ 91,798 $ 90,802 $ 92,934
Less: Intangible assets (a) 1,090 1,105 1,008 1,012 1,014
Tangible assets (non-GAAP) $ 92,731 $ 88,679 $ 90,790 $ 89,790 $ 91,920
Tangible common equity to tangible assets ratio (non-GAAP) 9.88% 10.26% 10.15% 10.14% 9.80%
Tier 1 common equity at period end
Key shareholders’ equity (GAAP) $ 10,530 $ 10,486 $ 10,504 $ 10,403 $ 10,303
Qualifying capital securities 340 340 339 339 339
Less: Goodwill 1,057 1,051 979 979 979
Accumulated other comprehensive income (loss) (c) (395) (366) (328) (367) (394)
Other assets
(d)
89 110 86 84 89
Total Tier 1 capital (regulatory) 10,119 10,031 10,106 10,046 9,968
Less: Qualifying capital securities 340 340 339 339 339
Preferred Stock, Series A (b) 282 282 282 282 282
Total Tier 1 common equity (non-GAAP)  $ 9,497 $ 9,409 $ 9,485 $ 9,425 $ 9,347
Net risk-weighted assets (regulatory) (e) $ 84,976 $ 83,547 $ 84,287 $ 83,637 $ 83,328
Tier 1 common equity ratio (non-GAAP) (e) 11.18% 11.26% 11.25% 11.27% 11.22%
Pre-provision net revenue
Net interest income (GAAP) $ 582 $ 575 $ 573 $ 563 $ 583
Plus: Taxable-equivalent adjustment 6 6 6 6 6
Noninterest income (GAAP) 490 417 455 435 453
Less: Noninterest expense (GAAP) 704 704 689 662 712
Pre-provision net revenue from continuing operations (non-GAAP) $ 374 $ 294 $ 345 $ 342 $ 330
GAAP to Non-GAAP Reconciliation
$ in millions

a) Three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014, and December 31, 2013 exclude $68 million, $72 million, $79 million, $84 million, and $92 million of period-end purchased credit card receivable intangible assets, respectively
b) Net of capital surplus
c) Includes net unrealized gains or losses on securities available for sale (except for net unrealized losses on marketable equity securities), net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans
d) Other assets deducted from Tier 1 capital and net risk-weighted assets consist of disallowed intangible assets (excluding goodwill) and deductible portions of nonfinancial equity investments.  There were no disallowed deferred tax assets at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014, and
December 31, 2013
e) 12-31-14 amount is estimated

Three months ended
12-31-14
9-30-14 6-30-14 3-31-14 12-31-13
Average tangible common equity
Average Key shareholders’ equity (GAAP) $ 10,562 $ 10,473 $ 10,459 $ 10,371 $ 10,272
Less: Intangible assets (average)
(a)
1,096 1,037 1,010 1,013 1,016
Preferred Stock, Series A (average) 291 291 291 291 291
Average tangible common equity (non-GAAP) $
9,175
$ 9,145 $ 9,158 $ 9,067 $ 8,965
Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 246 $ 197 $ 242 $ 232 $ 229
Average tangible common equity (non-GAAP) 9,175 9,145 9,158 9,067 8,965
Return on average tangible common equity from continuing operations (non-GAAP) 10.64% 8.55% 10.60% 10.38% 10.13%
Return on average tangible common equity consolidated
Net income (loss) attributable to Key common shareholders (GAAP) $ 248 $ 180 $ 214 $ 236 $ 224
Average tangible common equity (non-GAAP) 9,175 9,145 9,158 9,067 8,965
Return on average tangible common equity consolidated (non-GAAP) 10.72% 7.81% 9.37% 10.56% 9.91%
Cash efficiency ratio
Noninterest expense (GAAP) $ 704 $ 704 $ 689 $ 662 $ 712
Less: Intangible asset amortization (GAAP) 10 10 9 10 10
Adjusted noninterest expense (non-GAAP) $
694
$ 694 $ 680 $ 652 $ 702
Net interest income (GAAP) $ 582 $ 575 $ 573 $ 563 $ 583
Plus: Taxable-equivalent adjustment 6 6 6 6 6
Noninterest income (GAAP) 490 417 455 435 453
Total taxable-equivalent revenue (non-GAAP) $
1,078
$ 998 $ 1,034 $ 1,004 $ 1,042
Cash efficiency ratio (non-GAAP) 64.4% 69.5% 65.8% 64.9% 67.4%
GAAP to Non-GAAP Reconciliation (continued)
$ in millions
(a) Three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014, and December 31, 2013 exclude $69 million, $76 million, $82 million, $89 million, and $96 million of average purchased credit card receivable intangible assets, respectively

Return on average tangible common equity from continuing operations

KeyCorp & Subsidiaries
$ in billions
Quarter ended
December 31, 2014
Tier 1 common equity under current regulatory rules $ 9.5
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Deferred tax assets and PCCRs (b) (.1)
Common equity Tier 1 anticipated under the Regulatory Capital Rules (c) $ 9.4
Total risk-weighted assets under current regulatory rules $ 85.0
Adjustments from current regulatory rules to the Regulatory Capital Rules:
Loan commitments <1 year 1.1
Past Due Loans .1
Mortgage servicing assets (d) .5
Deferred tax assets (d) .2
Other 1.2
Total risk-weighted assets anticipated under the Regulatory Capital Rules $ 88.1
Common Equity Tier 1 ratio under the Regulatory Capital Rules 10.7%
(a)
(b)
(c)
(d)
Table may not foot due to rounding

Common Equity Tier 1 Under the Regulatory Capital
Rules (estimated)
(a)
Common equity Tier 1 capital is a non-generally accepted accounting principle (GAAP) financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies.  Management reviews Common Equity Tier 1 along with other measures of capital as part of its financial analyses
Includes the deferred tax asset subject to future taxable income for realization, primarily tax credit carryforwards, as well as the deductible portion of purchased credit card receivables
The anticipated amount of regulatory capital and risk-weighted assets is based upon the federal banking agencies’ Regulatory Capital Rules (as fully phased-in on
January 1, 2019); Key is subject to the Regulatory Capital Rules under the “standardized approach”
Item is included in the 10%/15% exceptions bucket calculation and is risk-weighted at 250%